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                                                                   EXHIBIT 99.2
                     Form of Notice of Guaranteed Delivery
                   (Not to be used for Signature Guarantees)

                            Smithfield Foods, Inc.

                                Exchange Offer
                              To Holders of Their
                      8% Senior Notes, Series A, Due 2009
                         Notice of Guaranteed Delivery

   As set forth in the Prospectus dated                , 2001 (the
"Prospectus") of Smithfield Foods, Inc. (the "Issuer") under "The Exchange Offer--How To Tender" and in the Letter of Transmittal for 8% Senior Notes, Series A, due 2009 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Senior Notes") are not immediately available; or (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date of the Exchange Offer. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.


             THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                       AT 5:00 P.M., NEW YORK CITY TIME,
                              ON          , 2002


                            The Exchange Agent is:
                                 Suntrust Bank
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        By Facsimile:  By Registered or Certified Mail:   By Hand/Overnight Delivery:
       (404) 588-7335            SunTrust Bank                   SunTrust Bank
                        Corporate Trust Depart. (mc008)   Corporate Trust Depart. (mc008)
                           25 Park Place, 24th Floor        25 Park Place, 24th Floor
                          Atlanta, Georgia 30303-2900      Atlanta, Georgia 30303-2900
                            Attention: Jack Ellerin          Attention: Jack Ellerin
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                             Confirm by telephone:
                                (404) 588-7296

                             For Information Call:
                                (404) 588-7296

   Delivery of this Instrument to an address other than as set forth above or transmittal of this Instrument to a facsimile other than as set forth above does not constitute a valid delivery.
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 Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the aggregate principal amount of Senior Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus and the Letter of Transmittal.

                      Sign Here _____________________________________________

 Principal Amount of Senior Notes Tendered*__________________________________

 Signature(s) _______________________________________________________________
     --------------------------------------------------------------------

 Please Print the Following Information:

 Certificate Nos. (if available) ____________________________________________

 Name(s) ____________________________________________________________________
    ----------------------------------------------------------------------

 Total Principal Amount Represented by Senior Notes:

 Certificate(s) _____________________________________________________________

 Address ____________________________________________________________________
    -----------------------------------------------------------------------

 Area Code and Tel. No(s). __________________________________________________

 Account Number _____________________________________________________________

 Dated:  ____________________________, 2002

 ----------------
 *Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.
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    The undersigned, an Eligible Institution within the meaning of Rule 17(A)
 (d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

 Name of Firm _______________________________________________________________

 ----------------------------------------------------------------------------
                              Authorized Signature

 Number and Street or P.O. Box ______________________________________________

 ____________________________________________________________________________
 City                             State                              Zip Code

 Area Code and Tel. No. _____________________________________________________

 Dated: _____________________________, 2002